Exhibit 1.01

Pentair plc

Conflict Minerals Report

For the reporting period from January 1, 2017 to December 31, 2017

This report for the period from January 1, 2017 to December 31, 2017 is presented to comply with Rule 13p-1 under the Securities Exchange Act of 1934, as amended, and Form SD (the “Rule”). The Rule was adopted to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Rule imposes reporting obligations on Securities and Exchange Commission (“SEC”) registrants whose manufactured products contain certain minerals that are necessary to the functionality or production of their respective products.

If a registrant determines that any columbite-tantalite (coltan), cassiterite, gold, wolframite or their derivatives, which are limited to tantalum, tin and tungsten (the “Subject Minerals”), are necessary to the functionality or production of a product manufactured by the registrant or contracted by the registrant to be manufactured, the registrant must conduct in good faith a Reasonable Country of Origin Inquiry (“RCOI”) regarding those Subject Minerals that is reasonably designed to determine whether any of the Subject Minerals originated in the Democratic Republic of the Congo or an adjoining country (the “Covered County” or “Covered Countries”) or are from recycled or scrap sources.

If, following the completion of the RCOI, a registrant knows that any of the necessary Subject Minerals originated in a Covered Country and are not from recycled or scrap sources, or has reason to believe that any of its necessary Subject Minerals may have originated in the Covered Countries and has reason to believe that its necessary Subject Minerals did not come from recycled or scrap sources, then the registrant must exercise due diligence on the source and chain of custody of the Subject Minerals that conforms to a nationally or internationally recognized due diligence framework and describe such due diligence in this separate Conflict Minerals Report.

In accordance with the Organisation for Economic Co-operation and Development Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, Third Edition, the related supplements on tin, tungsten, tantalum and gold (the “Guidance”) and the Rule, this report is available on the Company’s website at https://www.pentair.com/en/partner-supplier-info.html.

Consistent with the provisions of the Rule, the SEC’s Statement on the Effect of the Recent Court of Appeals Decision on the Conflict Minerals Rule, dated April 29, 2014; the SEC’s Order Issuing Stay, dated May 2, 2014; and the SEC’s Updated Statement on the Effect of the Court of Appeals Decision on the Conflict Minerals Rule, dated April 7, 2017, this Conflict Minerals Report has not been audited by a third party.

1.    Company Overview

The Company is a focused diversified industrial manufacturing company, which at the end of calendar year 2017 comprised two reporting segments: the Water segment, which designs, manufactures, markets and services innovative products and solutions to meet filtration, separation, flow and water management challenges in agriculture, aquaculture, foodservice, food and beverage processing, swimming pools, water supply and disposal and a variety of industrial applications, and the Electrical segment, which designs, manufactures, markets, installs and services high performance products and solutions that connect and protect some of the world’s most sensitive equipment, buildings and critical processes.

During the first quarter of 2017, the Company reorganized its business segments to reflect a new operating structure, resulting in a change to its reporting segments in 2017. As part of this reorganization, the legacy Water Quality Systems business segment was combined with the legacy Flow & Filtration Solutions business segment to form the Water reporting segment, which now operates as a stand-alone business segment. The legacy Technical Solutions business segment was renamed the Electrical reporting segment.

In addition to the three legacy segments described above, the Company previously operated a fourth legacy segment, Valves & Controls, which designed, manufactured, marketed and serviced valves, fittings, automation and controls and actuators for the energy and industrial verticals. As previously disclosed, on April 28, 2017, the Company completed the divestiture of this business. This Conflict Minerals Report includes products that were manufactured by the Valves & Controls segment during calendar year 2017 through April 28, 2017.

On May 9, 2017, the Company announced that its Board of Directors approved a plan to separate its Water business and its Electrical business into two independent, publicly traded companies (the “Separation”). The Separation was completed on April 30, 2018, at which time the Company continued to operate the Water business and nVent Electric plc, an independent, publicly traded company initially owned by the Company’s shareholders, began operating the Electrical business. This Conflict Minerals Report includes products that were manufactured by both the Water and Electrical businesses during calendar year 2017.

The Company conducted an analysis of all of its products and its entire supply chain, and, accordingly, the Company did not limit its review to those products which may have contained Subject Minerals. This Report relates to all products (which are collectively referred to as the “Covered Products”): (i) that were manufactured, or contracted to be manufactured, by the Company; and (ii) for which the manufacture was completed during calendar year 2017. Based on its initial analysis:

•	For the Water and Electrical segments, the Company estimates that approximately 61% of its suppliers make use of one or more of the Subject Minerals with respect to the Covered Products.

•	For the former Valves & Controls segment, the Company estimates that approximately 86% of its suppliers made use of one or more of the Subject Minerals with respect to the Covered Products.

The Company has adopted a Conflict Minerals Policy that emphasizes the Company’s commitment to complying with the Rule and to identifying the source of the Subject Minerals contained in the Company’s products. The Company also indicates in its Global Supplier Guide (the “Supplier Guide”) that it expects all suppliers doing business with the Company to cooperate with the conflict minerals due diligence process. The Company also has participated in groups and forums focused on responsible sourcing of Subject Minerals, including the Responsible Minerals Initiative (the “RMI,” formerly known as the Conflict-Free Sourcing Initiative) and industry association groups such as the Twin Cities Conflict Minerals Task Force.

2.    Conflict Minerals Compliance Process

2.1    Compliance Framework Overview

The Company designed its due diligence measures to conform in all material respects to the Guidance.

2.2    Reasonable Country of Origin Inquiry

The Company designed its RCOI to provide a reasonable basis for it to determine whether the Company sources Subject Minerals from Covered Countries and whether any of the Subject Minerals may be from recycled or scrap sources. The Company conducted a survey of its suppliers using the template maintained by the RMI, known as the Conflict Minerals Reporting Template (the “CMRT Form”). The CMRT Form was developed to facilitate disclosure and communication of information regarding smelters that provide material to a company’s supply chain. The CMRT Form includes questions regarding a direct supplier’s conflict minerals policy, engagement with its direct suppliers, origin of Subject Minerals included in its products, supplier due diligence and a listing of the smelters that the direct supplier and its suppliers use. Written instructions and recorded training illustrating the use of the tool are available on the RMI’s website. Many companies are using the CMRT Form in their RCOI and due diligence processes related to Subject Minerals.

The Company’s inquiry process for its Water and Electrical business included multiple rounds of communication and follow-up including mail, email and telephone calls with over 4,000 direct suppliers, spanning 26 enterprise resource planning systems. The Company received, reviewed and processed responses from 57.6% of the suppliers surveyed, which represented approximately 89% of total calendar year 2017 supplier expenditures for each of the Water and Electrical businesses. For Valves & Controls, the process also included multiple rounds of communication and follow-up including mail, email and telephone calls with over 800 direct suppliers, spanning 20 enterprise resource planning systems. The Company received, reviewed and processed responses from 37% of the suppliers surveyed, which represented approximately 47% of total calendar year 2017 supplier expenditures through April 28, 2017.

The Company reviewed the responses against risk-based criteria developed to determine which responses required further engagement with the relevant suppliers. These criteria included inconsistencies within the data reported in the CMRT Form and other risk-based criteria. The Company worked directly with these suppliers to obtain a revised response and/or additional clarity regarding their submission.

As part of this year’s program, the Company also conducted automated data validation on all submitted supplier responses. The goal of data validation is to increase the accuracy of submissions and identify any contradictory answers provided by suppliers. Following the data validation process, the Company classified submitted forms as either valid or invalid and contacted suppliers regarding forms classified as invalid to encourage such suppliers to resubmit a valid form. As of May 18, 2018, for the Water and Electrical segments, the Company still had 84 invalid supplier submissions that were not yet corrected, and for Valves & Controls, the Company still had 11 invalid supplier submissions that were not yet corrected.

Among the supplier responses received by the Company that were classified as valid, the Company received the following information for its Water and Electrical segments:

•	Approximately 69% of supplier responses indicated that such supplier did not use Subject Minerals in the materials and components that it supplied to the Company during 2017.

•	Approximately 11% of supplier responses indicated that, to the best of such supplier’s knowledge, the Subject Minerals in the components and materials that it supplied to the Company during 2017 did not originate from a Covered Country.

•	Approximately 1% of supplier responses indicated that, to the best of such supplier’s knowledge, the Subject Minerals in the components and materials that it supplied to the Company during 2017 may have originated in a Covered Country from sources verified as conflict-free by third parties such as the RMI and others.

•	Approximately 19% of the Company’s suppliers indicated that the Subject Minerals in some of the components and materials supplied to the Company may have originated from a Covered Country, but those suppliers could not determine whether such Subject Minerals were conflict-free.

Among the supplier responses received by the Company that were classified as valid, the Company received the following information for Valves & Controls:

•	Approximately 37% of supplier responses indicated that such supplier did not use Subject Minerals in the materials and components that it supplied to the Company during 2017.

•	Approximately 20% of supplier responses indicated that, to the best of such supplier’s knowledge, the Subject Minerals in the components and materials that it supplied to the Company during 2017 did not originate from a Covered Country.

•	Approximately 1% of supplier responses indicated that, to the best of such supplier’s knowledge, the Subject Minerals in the components and materials that it supplied to the Company during 2017 may have originated in a Covered Country from sources verified as conflict-free by third parties such as the RMI and others.

•	Approximately 42% of the Company’s suppliers indicated that the Subject Minerals in some of the components and materials supplied to the Company may have originated from a Covered Country, but those suppliers could not determine whether such Subject Minerals were conflict-free.

After reviewing the results of the RCOI, the Company could not conclusively determine that it had no reason to believe that Subject Minerals necessary for the functionality or production of its products may have originated from a Covered Country during 2017. The Company conducted its RCOI in good faith, and the Company believes that such inquiry was reasonable to allow it to make the determination. Accordingly, the Company proceeded to exercise due diligence on the source and chain of custody of the Subject Minerals.

2.3    The Company’s Due Diligence Process

Design of Due Diligence

The Company exercised due diligence on the source and chain of custody of the Subject Minerals. The Company has designed its due diligence process to be in conformity, in all material respects, with the Guidance.

2.3.1    Establish Strong Company Management Systems

Internal Team

The Company (1) developed cross-functional teams to set its conflict minerals strategy and ensure timely implementation and execution of the due diligence program and (2) tasked each of its reporting segments with implementing the Company’s conflicts mineral strategy and reporting results and progress to the cross-functional teams. The Company’s Supply Chain Group has primary responsibility for program execution at the Company level and dedicated conflict mineral compliance teams were put in place at each reporting segment. Guidance on the overall strategy and implementation is provided by the Legal Department, Accounting Department and Internal Audit Department. Senior management is briefed about the results of the due diligence program on a regular basis.

The Company has developed internal training processes to educate anyone within the Company that is a potential contact point for suppliers or other external parties regarding the Company’s conflict minerals compliance efforts. In addition, (1) each of the Company’s reporting segments has developed processes to update and review with its respective employees the latest developments with respect to conflict minerals and the conflict minerals reporting process and (2) each of the Company’s reporting segments has either independently, or in cooperation with a third-party service provider, developed tailored training programs to train the Company’s employees with respect to the potential impact of conflict minerals at the reporting segment level.

Ethics Hotline

The Company has long-standing grievance mechanisms, including an Ethics Hotline, whereby the Company’s employees can report violations of the Company’s Code of Conduct, policy or law, including its procedures related to conflict minerals and the conflict minerals reporting process.

Control Systems and Supplier Engagement

Due to its position in the supply chain, the Company does not have a direct relationship with Subject Minerals smelters and refiners. The Company engages with its suppliers and relies on information provided through the CMRT Form, version 5.01 or higher, to gather information on the source and chain of custody of the Subject Minerals in its products.

In 2014, the Company updated its Supplier Guide to address, among other things, the Subject Minerals and the requirement of its suppliers to provide information on their use of these minerals. The Company also continues to update its supplier contracts by including a requirement that the supplier comply with the Supplier Guide whenever a new contract is entered into or an outstanding contract is renewed. In 2016, Pentair’s Terms and Conditions were updated to include compliance with laws including a broad reference to all business integrity-related laws and regulations.

Beginning in 2016 and continuing this year, we have put a stronger emphasis on supplier education and training. To accomplish this, we utilized a third-party learning management system from Assent Compliance Inc. (“Assent”), known as Assent University, to provide all in-scope suppliers access to their Conflict Minerals training course. This training is tracked and evaluated based on completion. All suppliers are encouraged to complete all modules within this course.

In addition, the Company’s Conflict Minerals Policy is available on its website, and provides assistance to suppliers in their efforts to comply with the Company’s Conflict Minerals Policy, including video training, recorded training and written instructions Assent as well as supplemental assistance through email and telephone contact as necessary. If the Company discovers that a direct supplier is not in compliance with the Company’s Conflict Minerals Policy, the Company may take certain actions to mitigate any potential risk, as described in Section 2.3.3, below.

Records Retention

The Company will retain documentation related to its conflict minerals compliance program according to the Company’s Document Retention Policy.

2.3.2    Identify and Assess Risk in the Supply Chain

The Company’s supply chain with respect to the Covered Products is complex. The Company has over 4,800 direct suppliers with respect to the Covered Products, and there are many third parties in the supply chain between the ultimate manufacture of the Covered Products and the original sources of the Subject Minerals. In this regard, the Company does not purchase Subject Minerals directly from mines, smelters or refiners. The Company must therefore rely on its suppliers to provide information regarding the origin of Subject Minerals that are included in the Covered Products.

Based on this information, and in an effort to conform its due diligence measures to the Guidance, the Company assesses the risk in its supply chain in several ways. For example, the Company considers the potential risk presented by the smelters or refiners in its supply chain, as reported by the Company’s direct suppliers. Smelters or refiners that source the Subject Minerals from a Covered Country and are not certified as conflict-free by third-party audit programs such as the RMI’s Responsible Minerals Assurance Process pose a significant risk.

The Company assesses the risk in its supply chain by reviewing its direct suppliers’ responses to the CMRT Form, including whether such suppliers have established due diligence programs with respect to the Subject Minerals. The Company uses its direct suppliers’ responses to the CMRT Form to determine the extent to which it may be necessary for the Company to allocate additional due diligence resources. Through Assent, the Company has also provided video and written training on compliance with the Rule, supply chain due diligence and the CMRT Form. This includes instructions on completing the CMRT Form, and one-on-one email and phone discussions with supplier personnel. In addition, suppliers are guided to the Assent University learning platform to engage in educational materials on mitigating the risk of smelters or refiners in the supply chain.

After the Company receives CMRT Forms completed by its direct suppliers, the Company, with the assistance of Assent, assesses each facility that meets the RMI definition of a smelter or refiner of a Subject Mineral and that is reported as being in the Company’s supply chain by the Company’s direct suppliers according to “red flag” indicators defined in the Guidance. Assent uses three factors to determine the level of risk that each smelter poses to the supply chain and reviews each for potential red flags:

1.	Geographic proximity to the Covered Countries;

2.	The current status of the smelter or refiner’s efforts to undertake a Responsible Minerals Assurance Process (formerly known as the Conflict-Free Smelter Program) audit; and

3.	Credible evidence of unethical or conflict sourcing practices conducted by the smelter or refiner.

Based on these factors, the Company has determined that the following smelter or refiner facilities, which were reported as being in the Company’s supply chain by the Company’s direct suppliers, have red flag risks (“Red-Flagged Facilities”):

•	Tony Goetz NV — CID002587

•	African Gold Refinery Limited (AGR) — CID003185

•	Kaloti Precious Metals — CID002563

•	Universal Precious Metals Refining Zambia — CID002854

•	Sudan Gold Refinery — CID002567

Whenever a Red Flagged Facility is reported as being in the Company’s supply chain, the Company implements risk mitigation activities that are described in specific detail in Section 2.3.3, below. Generally, in designing and implementing the Company’s strategy to respond to the supply chain risks that it has identified, the Company analyzed various third-party approaches and consulted with other companies in our industry. The Company has concluded that tracing the Subject Minerals back to their mine of origin directly is an exceedingly complex task, given the breadth and depth of the Company’s supply chain. Instead, the Company has determined that seeking information about smelters and refiners in the Company’s supply chain represents the most reasonable effort the Company can make to determine the mines or origin of the Subject Minerals in its supply chain. To this end, the Company has adopted methods outlined by the RMI’s joint industry programs and outreach initiatives, and the Company has required its suppliers to conform with the same standards and to report on their efforts using the CMRT Form. Through these methods, the Company has made a reasonable determination of the origin of the Subject Minerals in its supply chain.

2.3.3    Design and Implement a Strategy to Respond to Risks

In conjunction with the Company’s risk assessment process, the Company has developed a risk management plan for responding to risks identified in its supply chain, including High Risk Facilities. Through the Company’s due diligence process, the Company attempts to determine the source and chain of custody of the necessary Subject Minerals the Company knows, or has reason to believe, originated in a Covered Country. Since the Company does not have a direct relationship with smelters and/or refiners, most of the work toward this aspect of the Guidance is carried out indirectly through the Company’s suppliers or through the Company’s involvement with industry working groups/coalitions. Due to its position in the supply chain, the Company largely focuses on the accuracy and quality of the representations the Company’s direct suppliers make regarding the source and chain of custody of their Subject Minerals. The Company evaluates its direct suppliers’ responses to RCOI and due diligence inquiries based on the risk or likelihood that they are giving an incorrect response or that a non-response may indicate the supplier is purchasing from a known conflict source and does not wish to disclose this fact.

With respect to the Red-Flagged Facilities, upon receiving a CMRT Form from a direct supplier that identifies a Red-Flagged Facility as being present in the Company’s supply chain, the Company immediately initiates risk mitigation activities. Through a third-party vendor, the Company directs any supplier reporting a Red-Flagged Facility to implement its own risk mitigation actions. These actions include submitting a product-specific CMRT Form to the Company, to better identify the connection between the Red-Flagged Facilities and the materials or components the Company purchases from its suppliers, and requesting that the Company’s suppliers begin the process to remove any Red-Flagged Facilities from their supply chain.

As per the OECD Due Diligence Guidance, specific risk mitigation procedures will depend on the supplier’s specific situation. Suppliers are given clear performance objectives within reasonable timeframes with the ultimate goal of progressive elimination of these risks from the supply chain.

As part of the Company’s risk management plan, and to ensure its suppliers understood the Company’s expectations, the Company has provided video training, recorded training and documented instructions to its direct suppliers through Assent. The Company also provided additional direct assistance to suppliers that required further clarification on the Company’s expectations. The Company then provided each supplier with a copy of the CMRT Form to complete as part of the Company’s due diligence process. Furthermore, as described above, the Company reviewed responses with specific suppliers where the responses suggested inaccuracies, inconsistencies or otherwise warranted further inquiry.

Finally, in accordance with the Company’s Conflict Minerals Policy, the Company engages any of its suppliers that it has reason to believe may be supplying the Company with Subject Minerals from sources that may support conflict in any of the Covered Countries to request that such suppliers establish an alternate source of Subject Minerals that does not support armed conflict in the Covered Countries.

The Company has also established a global task force to respond to suppliers that may potentially expose the Company to unacceptable risks, due to unacceptable responses to the Company’s inquiries or a refusal to respond. If the global task force determines that a supplier is non-responsive, or is not satisfied with a supplier’s risk mitigation efforts, the global task force may ultimately recommend that the Company take steps to find replacement suppliers as soon as is practicable.

2.3.4 Third Party Audit of Supply Chain Due Diligence at Identified Points in the Supply Chain

The Company does not have a direct relationship with Subject Minerals smelters and refiners and does not perform or direct audits of these entities within the Company’s supply chain. The Company supports audits by engaging its partners who are closer to the source and, as a member of the RMI, by promoting the smelter and refiner verification procedures and protocols of the Responsible Minerals Assurance Process.

2.3.5 Report on Supply Chain Due Diligence

This conflict minerals report is being filed with the SEC as an exhibit to the Company’s specialized disclosure report on Form SD and is available on our website at https://www.pentair.com/en/partner-supplier-info.html.

Due Diligence Results

Based on the information obtained pursuant to the due diligence process, the Company believes that the smelters and refiners listed in Annex I to this Report may have been used to process the Subject Minerals in the Covered Products. The Company does not have sufficient information, with respect to the Covered Products, to conclusively determine the country of origin of the Subject Minerals in the Covered Products or to conclusively determine whether the Subject Minerals in the Covered Products are from recycled or scrap sources. However, based on the information provided by the Company’s suppliers, smelters and refiners, as well as from the RMI and other sources, the Company believes the countries of origin of the Subject Minerals contained in the Covered Products include the countries listed in Annex II to this Report, as well as recycled and scrap sources.

After reviewing the information provided by its suppliers, the Company identified 321 legitimate smelters and refiners of the Subject Minerals in the Covered Products as being present in its supply chain for the calendar year 2017. The Company determined that the same group of smelters and refiners was present in its supply chain for its Water and Electrical segments as was present in its supply chain for Valves & Controls. Of the 321 legitimate smelters and refiners present in the Company’s supply chain for the calendar year 2017, 20 were identified as having sourced Subject Minerals from a Covered Country, all of which were verified as conformant with the RMI’s Responsible Minerals Assurance Process. Of the remaining 301 legitimate smelters and refiners, the Company identified 237 as conformant with the Responsible Minerals Assurance Process and another 11 that were active with the Responsible Minerals Assurance Process (but not yet conformant). After following up with the relevant suppliers, to the best of its ability, the Company found that the remaining 53 valid smelters and refiners in its supply chain had not yet substantively engaged with the Responsible Minerals Assurance Process or other industry groups, but the Company found no reasonable basis to conclude these smelters and refiners may have sourced Subject Minerals that directly or indirectly financed or benefited armed groups.

3.    Conflict Minerals Compliance Process

During calendar year 2017, the Company took the following steps to improve the quality of its due diligence:

•	Implemented updated and more robust software systems to support more robust data collection and due diligence.

•	Continued our work with our suppliers to help them understand our expectations regarding the Subject Minerals in our supply chain and our suppliers’ due diligence of their own supply chains, including their ability to confirm the conflict-free status of identified smelters and refiners.

•	Continued to emphasize to suppliers our expectation that they move toward sourcing exclusively from conflict-free smelters and refiners verified by the Responsible Minerals Assurance Process.

•	For suppliers unable to immediately source from conflict-free smelters and refiners verified by the Responsible Minerals Assurance Process, requested that those suppliers develop, share and implement a mitigation plan to source exclusively from conflict-free smelters and refiners.

•	Continued our engagement with industry groups, including the RMI, that support the adoption and improvement of relevant programs, tools and standards.

During calendar year 2018, the Company plans to continue to refine the implementation of its 2017 initiatives to further improve the quality of its due diligence.

4.    Forward-Looking Statements

This Conflict Minerals Report contains forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this Conflict Minerals Report, including, without limitation, statements regarding our conflict mineral compliance plans, are forward-looking statements. These forward-looking statements generally are identified by the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “positioned,” “strategy,” “future” or phrases or terms of similar substance or the negative thereof or similar terminology generally intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control. Numerous important factors described in this Conflict Minerals Report, including, among others, our ability to implement new software systems, our suppliers’ willingness and ability to comply with our conflict minerals-related compliance requests, the degree to which we are able to determine our suppliers’ use of conflict-free smelters and refiners, the impact of industry-wide initiatives such as the Responsible Minerals Assurance Process, smelters’ and refiners’ willingness and ability to comply with the Responsible Minerals Assurance Process, our effectiveness in managing the conflict minerals RCOI and due diligence processes, and the costs of our compliance, could affect these statements and could cause actual results to differ materially from our expectations. All forward-looking statements speak only as of the date of this Conflict Minerals Report. We assume no obligation, and disclaim any duty, to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Annex I

List of Smelters and Refiners for

Water and Electrical Business Segments

Metal	Name	Facility Location	RMAP Status
Gold	Abington Reldan Metals, LLC	United States	Not Enrolled
Gold	Advanced Chemical Company	United States	Conformant
Gold	African Gold Refinery	Uganda	Not Enrolled
Gold	Aida Chemical Industries Co., Ltd.	Japan	Conformant
Gold	Al Etihad Gold LLC	United Arab Emirates	Conformant
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Germany	Conformant
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan	Conformant
Gold	AngloGold Ashanti Córrego do Sítio Mineração	Brazil	Conformant
Gold	Argor-Heraeus S.A.	Switzerland	Conformant
Gold	Asahi Pretec Corp.	Japan	Conformant
Gold	Asahi Refining Canada Ltd.	Canada	Conformant
Gold	Asahi Refining USA Inc.	United States	Conformant
Gold	Asaka Riken Co., Ltd.	Japan	Conformant
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Turkey	Not Enrolled
Gold	AU Traders and Refiners	South Africa	Conformant
Gold	Aurubis AG	Germany	Conformant
Gold	Bangalore Refinery	India	Active
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Philippines	Conformant
Gold	Boliden AB	Sweden	Conformant
Gold	C. Hafner GmbH + Co. KG	Germany	Conformant
Gold	Caridad	Mexico	Not Enrolled
Gold	CCR Refinery — Glencore Canada Corporation	Canada	Conformant
Gold	Cendres + Métaux S.A.	Switzerland	Conformant
Gold	Chimet S.p.A.	Italy	Conformant
Gold	Chugai Mining	Japan	Not Enrolled
Gold	Daejin Indus Co., Ltd.	Korea, Republic of	Conformant
Gold	Daye Non-Ferrous Metals Mining Ltd.	China	Not Enrolled

Metal	Name	Facility Location	RMAP Status
Gold	Degussa Sonne / Mond Goldhandel GmbH	Germany	Not Enrolled
Gold	DODUCO Contacts and Refining GmbH	Germany	Conformant
Gold	Dowa	Japan	Conformant
Gold	DS PRETECH Co., Ltd.	Korea, Republic of	Active
Gold	DSC (Do Sung Corporation)	Korea, Republic of	Conformant
Gold	Eco-System Recycling Co., Ltd.	Japan	Conformant
Gold	Elemetal Refining, LLC	United States	Not Enrolled
Gold	Emirates Gold DMCC	United Arab Emirates	Conformant
Gold	GCC Gujrat Gold Centre Pvt. Ltd.	India	Not Enrolled
Gold	Geib Refining Corporation	United States	Conformant
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	China	Conformant
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	China	Not Enrolled
Gold	Guangdong Jinding Gold Limited	China	Not Enrolled
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	China	Not Enrolled
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	China	Not Enrolled
Gold	HeeSung	Korea, Republic of	Conformant
Gold	Heimerle + Meule GmbH	Germany	Conformant
Gold	Heraeus Metals Hong Kong Ltd.	China	Conformant
Gold	Heraeus Precious Metals GmbH & Co. KG	Germany	Conformant
Gold	Hunan Chenzhou Mining Co., Ltd.	China	Not Enrolled
Gold	Hwasung CJ Co., Ltd.	Korea, Republic of	Not Enrolled
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	China	Conformant
Gold	Ishifuku Metal Industry Co., Ltd.	Japan	Conformant
Gold	Istanbul Gold Refinery	Turkey	Conformant
Gold	Italpreziosi	Italy	Conformant
Gold	Japan Mint	Japan	Conformant
Gold	Jiangxi Copper Co., Ltd.	China	Conformant
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russian Federation	Conformant
Gold	JSC Uralelectromed	Russian Federation	Conformant
Gold	JX Nippon Mining & Metals Co., Ltd.	Japan	Conformant

Metal	Name	Facility Location	RMAP Status
Gold	Kaloti Precious Metals	United Arab Emirates	Not Enrolled
Gold	Kazakhmys Smelting LLC	Kazakhstan	Not Enrolled
Gold	Kazzinc	Kazakhstan	Conformant
Gold	Kennecott Utah Copper LLC	United States	Conformant
Gold	KGHM Polska Miedz Spolka Akcyjna	Poland	Active
Gold	Kojima Chemicals Co., Ltd.	Japan	Conformant
Gold	Korea Zinc Co., Ltd.	Korea, Republic of	Conformant
Gold	Kyrgyzaltyn JSC	Kyrgyzstan	Conformant
Gold	Kyshtym Copper-Electrolytic Plant ZAO	Russian Federation	Not Enrolled
Gold	L’azurde Company For Jewelry	Saudi Arabia	Not Enrolled
Gold	Lingbao Gold Co., Ltd.	China	Not Enrolled
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	China	Not Enrolled
Gold	L’Orfebre S.A.	Andorra	Active
Gold	LS-NIKKO Copper Inc.	Korea, Republic of	Conformant
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	China	Not Enrolled
Gold	Marsam Metals	Brazil	Conformant
Gold	Materion	United States	Conformant
Gold	Matsuda Sangyo Co., Ltd.	Japan	Conformant
Gold	Metalor Technologies (Hong Kong) Ltd.	China	Conformant
Gold	Metalor Technologies (Singapore) Pte., Ltd.	Singapore	Conformant
Gold	Metalor Technologies (Suzhou) Ltd.	China	Conformant
Gold	Metalor Technologies S.A.	Switzerland	Conformant
Gold	Metalor USA Refining Corporation	United States	Conformant
Gold	Metalúrgica Met-Mex Peñoles S.A. De C.V.	Mexico	Conformant
Gold	Mitsubishi Materials Corporation	Japan	Conformant
Gold	Mitsui Mining and Smelting Co., Ltd.	Japan	Conformant
Gold	MMTC-PAMP India Pvt., Ltd.	India	Conformant
Gold	Modeltech Sdn Bhd	Malaysia	Active
Gold	Morris and Watson	New Zealand	Not Enrolled
Gold	Morris and Watson Gold Coast	Australia	Not Enrolled
Gold	Moscow Special Alloys Processing Plant	Russian Federation	Conformant

Metal	Name	Facility Location	RMAP Status
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	Turkey	Conformant
Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan	Not Enrolled
Gold	NH Recytech Company	Korea, Republic of	Active
Gold	Nihon Material Co., Ltd.	Japan	Conformant
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	Austria	Conformant
Gold	Ohura Precious Metal Industry Co., Ltd.	Japan	Conformant
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	Russian Federation	Conformant
Gold	OJSC Novosibirsk Refinery	Russian Federation	Conformant
Gold	PAMP S.A.	Switzerland	Conformant
Gold	Pease & Curren	United States	Not Enrolled
Gold	Penglai Penggang Gold Industry Co., Ltd.	China	Not Enrolled
Gold	Planta Recuperadora de Metales SpA	Chile	Conformant
Gold	Prioksky Plant of Non-Ferrous Metals	Russian Federation	Conformant
Gold	PT Aneka Tambang (Persero) Tbk	Indonesia	Conformant
Gold	PX Précinox S.A.	Switzerland	Conformant
Gold	Rand Refinery (Pty) Ltd.	South Africa	Conformant
Gold	Refinery of Seemine Gold Co., Ltd.	China	Not Enrolled
Gold	Remondis Argentia B.V.	Netherlands	Active
Gold	Republic Metals Corporation	United States	Conformant
Gold	Royal Canadian Mint	Canada	Conformant
Gold	SAAMP	France	Conformant
Gold	Sabin Metal Corp.	United States	Not Enrolled
Gold	Safimet S.p.A	Italy	Conformant
Gold	SAFINA A.S.	Czech Republic	Active
Gold	Sai Refinery	India	Not Enrolled
Gold	Samduck Precious Metals	Korea, Republic of	Conformant
Gold	SAMWON Metals Corp.	Korea, Republic of	Not Enrolled
Gold	SAXONIA Edelmetalle GmbH	Germany	Conformant
Gold	Schone Edelmetaal B.V.	Netherlands	Conformant
Gold	SEMPSA Joyería Platería S.A.	Spain	Conformant

Metal	Name	Facility Location	RMAP Status
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	China	Not Enrolled
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	China	Conformant
Gold	Sichuan Tianze Precious Metals Co., Ltd.	China	Conformant
Gold	Singway Technology Co., Ltd.	Taiwan	Conformant
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Russian Federation	Conformant
Gold	Solar Applied Materials Technology Corp.	Taiwan	Conformant
Gold	State Research Institute Center for Physical Sciences and Technology	Lithuania	Not Enrolled
Gold	Sudan Gold Refinery	Sudan	Not Enrolled
Gold	Sumitomo Metal Mining Co., Ltd.	Japan	Conformant
Gold	SungEel HiTech	Korea, Republic of	Conformant
Gold	T.C.A S.p.A	Italy	Conformant
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan	Conformant
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	China	Conformant
Gold	Tokuriki Honten Co., Ltd.	Japan	Conformant
Gold	Tongling Nonferrous Metals Group Co., Ltd.	China	Not Enrolled
Gold	Tony Goetz NV	Belgium	Not Enrolled
Gold	TOO Tau-Ken-Altyn	Kazakhstan	Not Enrolled
Gold	Torecom	Korea, Republic of	Conformant
Gold	Umicore Brasil Ltda.	Brazil	Conformant
Gold	Umicore Precious Metals Thailand	Thailand	Conformant
Gold	Umicore S.A. Business Unit Precious Metals Refining	Belgium	Conformant
Gold	United Precious Metal Refining, Inc.	United States	Conformant
Gold	Universal Precious Metals Refining Zambia	Zambia	Not Enrolled
Gold	Valcambi S.A.	Switzerland	Conformant
Gold	Western Australian Mint trading as The Perth Mint	Australia	Conformant
Gold	WIELAND Edelmetalle GmbH	Germany	Conformant
Gold	Yamamoto Precious Metal Co., Ltd.	Japan	Conformant
Gold	Yokohama Metal Co., Ltd.	Japan	Conformant
Gold	Yunnan Copper Industry Co., Ltd.	China	Not Enrolled

Metal	Name	Facility Location	RMAP Status
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China	Conformant
Tantalum	Asaka Riken Co., Ltd.	Japan	Conformant
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	China	Conformant
Tantalum	D Block Metals, LLC	United States	Conformant
Tantalum	Duoluoshan	China	Not Enrolled
Tantalum	Exotech Inc.	United States	Conformant
Tantalum	F&X Electro-Materials Ltd.	China	Conformant
Tantalum	FIR Metals & Resource Ltd.	China	Conformant
Tantalum	Global Advanced Metals Aizu	Japan	Conformant
Tantalum	Global Advanced Metals Boyertown	United States	Conformant
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	China	Conformant
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	China	Conformant
Tantalum	H.C. Starck Co., Ltd.	Thailand	Conformant
Tantalum	H.C. Starck Hermsdorf GmbH	Germany	Conformant
Tantalum	H.C. Starck Inc.	United States	Conformant
Tantalum	H.C. Starck Ltd.	Japan	Conformant
Tantalum	H.C. Starck Smelting GmbH & Co. KG	Germany	Conformant
Tantalum	H.C. Starck Tantalum and Niobium GmbH	Germany	Conformant
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	China	Conformant
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	China	Conformant
Tantalum	Jiangxi Tuohong New Raw Material	China	Conformant
Tantalum	Jiujiang Janny New Material Co., Ltd.	China	Conformant
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	China	Conformant
Tantalum	Jiujiang Tanbre Co., Ltd.	China	Conformant
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	China	Conformant
Tantalum	KEMET Blue Metals	Mexico	Conformant
Tantalum	KEMET Blue Powder	United States	Conformant
Tantalum	King-Tan Tantalum Industry Ltd.	China	Conformant
Tantalum	LSM Brasil S.A.	Brazil	Conformant

Metal	Name	Facility Location	RMAP Status
Tantalum	Metallurgical Products India Pvt., Ltd.	India	Conformant
Tantalum	Mineracao Taboca S.A.	Brazil	Conformant
Tantalum	Mitsui Mining and Smelting Co., Ltd.	Japan	Conformant
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China	Conformant
Tantalum	NPM Silmet AS	Estonia	Conformant
Tantalum	Power Resources Ltd.	Macedonia	Conformant
Tantalum	QuantumClean	United States	Conformant
Tantalum	Resind Industria e Comercio Ltda.	Brazil	Conformant
Tantalum	RFH Tantalum Smeltry Co., Ltd.	China	Conformant
Tantalum	Solikamsk Magnesium Works OAO	Russian Federation	Conformant
Tantalum	Taki Chemicals	Japan	Conformant
Tantalum	Telex Metals	United States	Conformant
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan	Conformant
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	China	Conformant
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	China	Conformant
Tin	Alpha	United States	Conformant
Tin	An Vinh Joint Stock Mineral Processing Company	Vietnam	Not Enrolled
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	China	Conformant
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	China	Active
Tin	China Tin Group Co., Ltd.	China	Conformant
Tin	CNMC (Guangxi) PGMA Co., Ltd.	China	Not Enrolled
Tin	CV Ayi Jaya	Indonesia	Conformant
Tin	CV Dua Sekawan	Indonesia	Conformant
Tin	CV Gita Pesona	Indonesia	Conformant
Tin	CV Tiga Sekawan	Indonesia	Conformant
Tin	CV United Smelting	Indonesia	Conformant
Tin	CV Venus Inti Perkasa	Indonesia	Conformant
Tin	Dowa	Japan	Conformant
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Vietnam	Not Enrolled
Tin	EM Vinto	Bolivia	Conformant
Tin	Estanho de Rondônia S.A.	Brazil	Not Enrolled

Metal	Name	Facility Location	RMAP Status
Tin	Fenix Metals	Poland	Conformant
Tin	Gejiu Fengming Metallurgy Chemical Plant	China	Conformant
Tin	Gejiu Jinye Mineral Company	China	Conformant
Tin	Gejiu Kai Meng Industry and Trade LLC	China	Conformant
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China	Conformant
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	China	Conformant
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	China	Not Enrolled
Tin	Guangdong Hanhe Non-ferrous Metal Limited Company	China	Conformant
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	China	Conformant
Tin	HuiChang Hill Tin Industry Co., Ltd.	China	Conformant
Tin	Huichang Jinshunda Tin Co., Ltd.	China	Conformant
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	China	Conformant
Tin	Jiangxi New Nanshan Technology Ltd.	China	Conformant
Tin	Magnu’s Minerais Metais e Ligas Ltda.	Brazil	Conformant
Tin	Malaysia Smelting Corporation (MSC)	Malaysia	Conformant
Tin	Melt Metais e Ligas S.A.	Brazil	Conformant
Tin	Metallic Resources, Inc.	United States	Conformant
Tin	Metallo Belgium N.V.	Belgium	Conformant
Tin	Metallo Spain S.L.U.	Spain	Conformant
Tin	Mineracao Taboca S.A.	Brazil	Conformant
Tin	Minsur	Peru	Conformant
Tin	Mitsubishi Materials Corporation	Japan	Conformant
Tin	Modeltech Sdn Bhd	Malaysia	Active
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Vietnam	Not Enrolled
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand	Conformant
Tin	O.M. Manufacturing Philippines, Inc.	Philippines	Conformant
Tin	Operaciones Metalurgical S.A.	Bolivia	Conformant
Tin	Pongpipat Company Limited	Myanmar	Not Enrolled

Metal	Name	Facility Location	RMAP Status
Tin	PT Aries Kencana Sejahtera	Indonesia	Conformant
Tin	PT Artha Cipta Langgeng	Indonesia	Conformant
Tin	PT ATD Makmur Mandiri Jaya	Indonesia	Conformant
Tin	PT Babel Inti Perkasa	Indonesia	Conformant
Tin	PT Bangka Prima Tin	Indonesia	Conformant
Tin	PT Bangka Serumpun	Indonesia	Conformant
Tin	PT Bangka Tin Industry	Indonesia	Conformant
Tin	PT Belitung Industri Sejahtera	Indonesia	Conformant
Tin	PT Bukit Timah	Indonesia	Conformant
Tin	PT DS Jaya Abadi	Indonesia	Conformant
Tin	PT Eunindo Usaha Mandiri	Indonesia	Conformant
Tin	PT Inti Stania Prima	Indonesia	Conformant
Tin	PT Karimun Mining	Indonesia	Conformant
Tin	PT Kijang Jaya Mandiri	Indonesia	Conformant
Tin	PT Lautan Harmonis Sejahtera	Indonesia	Conformant
Tin	PT Menara Cipta Mulia	Indonesia	Conformant
Tin	PT Mitra Stania Prima	Indonesia	Conformant
Tin	PT O.M. Indonesia	Indonesia	Conformant
Tin	PT Panca Mega Persada	Indonesia	Conformant
Tin	PT Premium Tin Indonesia	Indonesia	Conformant
Tin	PT Prima Timah Utama	Indonesia	Conformant
Tin	PT Refined Bangka Tin	Indonesia	Conformant
Tin	PT Sariwiguna Binasentosa	Indonesia	Conformant
Tin	PT Stanindo Inti Perkasa	Indonesia	Conformant
Tin	PT Sukses Inti Makmur	Indonesia	Conformant
Tin	PT Sumber Jaya Indah	Indonesia	Conformant
Tin	PT Timah (Persero) Tbk Kundur	Indonesia	Conformant
Tin	PT Timah (Persero) Tbk Mentok	Indonesia	Conformant
Tin	PT Tinindo Inter Nusa	Indonesia	Conformant
Tin	PT Tommy Utama	Indonesia	Conformant
Tin	Resind Industria e Comercio Ltda.	Brazil	Conformant
Tin	Rui Da Hung	Taiwan	Conformant
Tin	Soft Metais Ltda.	Brazil	Conformant
Tin	Super Ligas	Brazil	Not Enrolled
Tin	Thaisarco	Thailand	Conformant

Metal	Name	Facility Location	RMAP Status
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Vietnam	Not Enrolled
Tin	White Solder Metalurgia e Mineração Ltda.	Brazil	Conformant
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	China	Conformant
Tin	Yunnan Tin Company Limited	China	Conformant
Tungsten	A.L.M.T. TUNGSTEN Corp.	Japan	Conformant
Tungsten	ACL Metais Eireli	Brazil	Conformant
Tungsten	Asia Tungsten Products Vietnam Ltd.	Vietnam	Conformant
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	China	Conformant
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China	Conformant
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	China	Conformant
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	China	Active
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China	Conformant
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	China	Conformant
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	China	Conformant
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	China	Not Enrolled
Tungsten	Global Tungsten & Powders Corp.	United States	Conformant
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	China	Conformant
Tungsten	H.C. Starck Smelting GmbH & Co.KG	Germany	Conformant
Tungsten	H.C. Starck Tungsten GmbH	Germany	Conformant
Tungsten	Hunan Chenzhou Mining Co., Ltd.	China	Conformant
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	China	Conformant
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	China	Conformant
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	China	Conformant
Tungsten	Hydrometallurg, JSC	Russian Federation	Conformant
Tungsten	Japan New Metals Co., Ltd.	Japan	Conformant
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	China	Conformant
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	China	Not Enrolled

Metal	Name	Facility Location	RMAP Status
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	China	Conformant
Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	China	Not Enrolled
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	China	Conformant
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	China	Conformant
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	China	Conformant
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	China	Conformant
Tungsten	Kennametal Fallon	United States	Conformant
Tungsten	Kennametal Huntsville	United States	Conformant
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	China	Conformant
Tungsten	Moliren Ltd	Russian Federation	Conformant
Tungsten	Niagara Refining LLC	United States	Conformant
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	Vietnam	Conformant
Tungsten	Philippine Chuangxin Industrial Co., Inc.	Philippines	Conformant
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	China	Conformant
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	Vietnam	Conformant
Tungsten	Unecha Refractory metals plant	Russian Federation	Conformant
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	Vietnam	Conformant
Tungsten	Wolfram Bergbau und Hütten AG	Austria	Conformant
Tungsten	Woltech Korea Co., Ltd.	Korea, Republic of	Conformant
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China	Conformant
Tungsten	Xiamen Tungsten Co., Ltd.	China	Conformant
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	China	Conformant
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	China	Conformant

List of Smelters and Refiners for

Valves & Controls Business Segment

Metal	Name	Facility Location	RMAP Status
Gold	Abington Reldan Metals, LLC	United States	Not Enrolled
Gold	Advanced Chemical Company	United States	Conformant
Gold	African Gold Refinery	Uganda	Not Enrolled
Gold	Aida Chemical Industries Co., Ltd.	Japan	Conformant
Gold	Al Etihad Gold LLC	United Arab Emirates	Conformant
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Germany	Conformant
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan	Conformant
Gold	AngloGold Ashanti Córrego do Sítio Mineração	Brazil	Conformant
Gold	Argor-Heraeus S.A.	Switzerland	Conformant
Gold	Asahi Pretec Corp.	Japan	Conformant
Gold	Asahi Refining Canada Ltd.	Canada	Conformant
Gold	Asahi Refining USA Inc.	United States	Conformant
Gold	Asaka Riken Co., Ltd.	Japan	Conformant
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Turkey	Not Enrolled
Gold	AU Traders and Refiners	South Africa	Conformant
Gold	Aurubis AG	Germany	Conformant
Gold	Bangalore Refinery	India	Active
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Philippines	Conformant
Gold	Boliden AB	Sweden	Conformant
Gold	C. Hafner GmbH + Co. KG	Germany	Conformant
Gold	Caridad	Mexico	Not Enrolled
Gold	CCR Refinery — Glencore Canada Corporation	Canada	Conformant
Gold	Cendres + Métaux S.A.	Switzerland	Conformant
Gold	Chimet S.p.A.	Italy	Conformant
Gold	Chugai Mining	Japan	Not Enrolled
Gold	Daejin Indus Co., Ltd.	Korea, Republic of	Conformant
Gold	Daye Non-Ferrous Metals Mining Ltd.	China	Not Enrolled
Gold	Degussa Sonne / Mond Goldhandel GmbH	Germany	Not Enrolled
Gold	DODUCO Contacts and Refining GmbH	Germany	Conformant

Metal	Name	Facility Location	RMAP Status
Gold	Dowa	Japan	Conformant
Gold	DS PRETECH Co., Ltd.	Korea, Republic of	Active
Gold	DSC (Do Sung Corporation)	Korea, Republic of	Conformant
Gold	Eco-System Recycling Co., Ltd.	Japan	Conformant
Gold	Elemetal Refining, LLC	United States	Not Enrolled
Gold	Emirates Gold DMCC	United Arab Emirates	Conformant
Gold	GCC Gujrat Gold Centre Pvt. Ltd.	India	Not Enrolled
Gold	Geib Refining Corporation	United States	Conformant
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	China	Conformant
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	China	Not Enrolled
Gold	Guangdong Jinding Gold Limited	China	Not Enrolled
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	China	Not Enrolled
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	China	Not Enrolled
Gold	HeeSung	Korea, Republic of	Conformant
Gold	Heimerle + Meule GmbH	Germany	Conformant
Gold	Heraeus Metals Hong Kong Ltd.	China	Conformant
Gold	Heraeus Precious Metals GmbH & Co. KG	Germany	Conformant
Gold	Hunan Chenzhou Mining Co., Ltd.	China	Not Enrolled
Gold	Hwasung CJ Co., Ltd.	Korea, Republic of	Not Enrolled
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	China	Conformant
Gold	Ishifuku Metal Industry Co., Ltd.	Japan	Conformant
Gold	Istanbul Gold Refinery	Turkey	Conformant
Gold	Italpreziosi	Italy	Conformant
Gold	Japan Mint	Japan	Conformant
Gold	Jiangxi Copper Co., Ltd.	China	Conformant
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russian Federation	Conformant
Gold	JSC Uralelectromed	Russian Federation	Conformant
Gold	JX Nippon Mining & Metals Co., Ltd.	Japan	Conformant
Gold	Kaloti Precious Metals	United Arab Emirates	Not Enrolled
Gold	Kazakhmys Smelting LLC	Kazakhstan	Not Enrolled

Metal	Name	Facility Location	RMAP Status
Gold	Kazzinc	Kazakhstan	Conformant
Gold	Kennecott Utah Copper LLC	United States	Conformant
Gold	KGHM Polska Miedz Spolka Akcyjna	Poland	Active
Gold	Kojima Chemicals Co., Ltd.	Japan	Conformant
Gold	Korea Zinc Co., Ltd.	Korea, Republic of	Conformant
Gold	Kyrgyzaltyn JSC	Kyrgyzstan	Conformant
Gold	Kyshtym Copper-Electrolytic Plant ZAO	Russian Federation	Not Enrolled
Gold	L’azurde Company For Jewelry	Saudi Arabia	Not Enrolled
Gold	Lingbao Gold Co., Ltd.	China	Not Enrolled
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	China	Not Enrolled
Gold	L’Orfebre S.A.	Andorra	Active
Gold	LS-NIKKO Copper Inc.	Korea, Republic of	Conformant
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	China	Not Enrolled
Gold	Marsam Metals	Brazil	Conformant
Gold	Materion	United States	Conformant
Gold	Matsuda Sangyo Co., Ltd.	Japan	Conformant
Gold	Metalor Technologies (Hong Kong) Ltd.	China	Conformant
Gold	Metalor Technologies (Singapore) Pte., Ltd.	Singapore	Conformant
Gold	Metalor Technologies (Suzhou) Ltd.	China	Conformant
Gold	Metalor Technologies S.A.	Switzerland	Conformant
Gold	Metalor USA Refining Corporation	United States	Conformant
Gold	Metalúrgica Met-Mex Peñoles S.A. De C.V.	Mexico	Conformant
Gold	Mitsubishi Materials Corporation	Japan	Conformant
Gold	Mitsui Mining and Smelting Co., Ltd.	Japan	Conformant
Gold	MMTC-PAMP India Pvt., Ltd.	India	Conformant
Gold	Modeltech Sdn Bhd	Malaysia	Active
Gold	Morris and Watson	New Zealand	Not Enrolled
Gold	Morris and Watson Gold Coast	Australia	Not Enrolled
Gold	Moscow Special Alloys Processing Plant	Russian Federation	Conformant
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	Turkey	Conformant

Metal	Name	Facility Location	RMAP Status
Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan	Not Enrolled
Gold	NH Recytech Company	Korea, Republic of	Active
Gold	Nihon Material Co., Ltd.	Japan	Conformant
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	Austria	Conformant
Gold	Ohura Precious Metal Industry Co., Ltd.	Japan	Conformant
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	Russian Federation	Conformant
Gold	OJSC Novosibirsk Refinery	Russian Federation	Conformant
Gold	PAMP S.A.	Switzerland	Conformant
Gold	Pease & Curren	United States	Not Enrolled
Gold	Penglai Penggang Gold Industry Co., Ltd.	China	Not Enrolled
Gold	Planta Recuperadora de Metales SpA	Chile	Conformant
Gold	Prioksky Plant of Non-Ferrous Metals	Russian Federation	Conformant
Gold	PT Aneka Tambang (Persero) Tbk	Indonesia	Conformant
Gold	PX Précinox S.A.	Switzerland	Conformant
Gold	Rand Refinery (Pty) Ltd.	South Africa	Conformant
Gold	Refinery of Seemine Gold Co., Ltd.	China	Not Enrolled
Gold	Remondis Argentia B.V.	Netherlands	Active
Gold	Republic Metals Corporation	United States	Conformant
Gold	Royal Canadian Mint	Canada	Conformant
Gold	SAAMP	France	Conformant
Gold	Sabin Metal Corp.	United States	Not Enrolled
Gold	Safimet S.p.A	Italy	Conformant
Gold	SAFINA A.S.	Czech Republic	Active
Gold	Sai Refinery	India	Not Enrolled
Gold	Samduck Precious Metals	Korea, Republic of	Conformant
Gold	SAMWON Metals Corp.	Korea, Republic of	Not Enrolled
Gold	SAXONIA Edelmetalle GmbH	Germany	Conformant
Gold	Schone Edelmetaal B.V.	Netherlands	Conformant
Gold	SEMPSA Joyería Platería S.A.	Spain	Conformant
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	China	Not Enrolled
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	China	Conformant

Metal	Name	Facility Location	RMAP Status
Gold	Sichuan Tianze Precious Metals Co., Ltd.	China	Conformant
Gold	Singway Technology Co., Ltd.	Taiwan	Conformant
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Russian Federation	Conformant
Gold	Solar Applied Materials Technology Corp.	Taiwan	Conformant
Gold	State Research Institute Center for Physical Sciences and Technology	Lithuania	Not Enrolled
Gold	Sudan Gold Refinery	Sudan	Not Enrolled
Gold	Sumitomo Metal Mining Co., Ltd.	Japan	Conformant
Gold	SungEel HiTech	Korea, Republic of	Conformant
Gold	T.C.A S.p.A	Italy	Conformant
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan	Conformant
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	China	Conformant
Gold	Tokuriki Honten Co., Ltd.	Japan	Conformant
Gold	Tongling Nonferrous Metals Group Co., Ltd.	China	Not Enrolled
Gold	Tony Goetz NV	Belgium	Not Enrolled
Gold	TOO Tau-Ken-Altyn	Kazakhstan	Not Enrolled
Gold	Torecom	Korea, Republic of	Conformant
Gold	Umicore Brasil Ltda.	Brazil	Conformant
Gold	Umicore Precious Metals Thailand	Thailand	Conformant
Gold	Umicore S.A. Business Unit Precious Metals Refining	Belgium	Conformant
Gold	United Precious Metal Refining, Inc.	United States	Conformant
Gold	Universal Precious Metals Refining Zambia	Zambia	Not Enrolled
Gold	Valcambi S.A.	Switzerland	Conformant
Gold	Western Australian Mint trading as The Perth Mint	Australia	Conformant
Gold	WIELAND Edelmetalle GmbH	Germany	Conformant
Gold	Yamamoto Precious Metal Co., Ltd.	Japan	Conformant
Gold	Yokohama Metal Co., Ltd.	Japan	Conformant
Gold	Yunnan Copper Industry Co., Ltd.	China	Not Enrolled
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China	Conformant

Metal	Name	Facility Location	RMAP Status
Tantalum	Asaka Riken Co., Ltd.	Japan	Conformant
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	China	Conformant
Tantalum	D Block Metals, LLC	United States	Conformant
Tantalum	Duoluoshan	China	Not Enrolled
Tantalum	Exotech Inc.	United States	Conformant
Tantalum	F&X Electro-Materials Ltd.	China	Conformant
Tantalum	FIR Metals & Resource Ltd.	China	Conformant
Tantalum	Global Advanced Metals Aizu	Japan	Conformant
Tantalum	Global Advanced Metals Boyertown	United States	Conformant
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	China	Conformant
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	China	Conformant
Tantalum	H.C. Starck Co., Ltd.	Thailand	Conformant
Tantalum	H.C. Starck Hermsdorf GmbH	Germany	Conformant
Tantalum	H.C. Starck Inc.	United States	Conformant
Tantalum	H.C. Starck Ltd.	Japan	Conformant
Tantalum	H.C. Starck Smelting GmbH & Co. KG	Germany	Conformant
Tantalum	H.C. Starck Tantalum and Niobium GmbH	Germany	Conformant
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	China	Conformant
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	China	Conformant
Tantalum	Jiangxi Tuohong New Raw Material	China	Conformant
Tantalum	Jiujiang Janny New Material Co., Ltd.	China	Conformant
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	China	Conformant
Tantalum	Jiujiang Tanbre Co., Ltd.	China	Conformant
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	China	Conformant
Tantalum	KEMET Blue Metals	Mexico	Conformant
Tantalum	KEMET Blue Powder	United States	Conformant
Tantalum	King-Tan Tantalum Industry Ltd.	China	Conformant
Tantalum	LSM Brasil S.A.	Brazil	Conformant
Tantalum	Metallurgical Products India Pvt., Ltd.	India	Conformant
Tantalum	Mineracao Taboca S.A.	Brazil	Conformant

Metal	Name	Facility Location	RMAP Status
Tantalum	Mitsui Mining and Smelting Co., Ltd.	Japan	Conformant
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China	Conformant
Tantalum	NPM Silmet AS	Estonia	Conformant
Tantalum	Power Resources Ltd.	Macedonia	Conformant
Tantalum	QuantumClean	United States	Conformant
Tantalum	Resind Industria e Comercio Ltda.	Brazil	Conformant
Tantalum	RFH Tantalum Smeltry Co., Ltd.	China	Conformant
Tantalum	Solikamsk Magnesium Works OAO	Russian Federation	Conformant
Tantalum	Taki Chemicals	Japan	Conformant
Tantalum	Telex Metals	United States	Conformant
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan	Conformant
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	China	Conformant
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	China	Conformant
Tin	Alpha	United States	Conformant
Tin	An Vinh Joint Stock Mineral Processing Company	Vietnam	Not Enrolled
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	China	Conformant
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	China	Active
Tin	China Tin Group Co., Ltd.	China	Conformant
Tin	CNMC (Guangxi) PGMA Co., Ltd.	China	Not Enrolled
Tin	CV Ayi Jaya	Indonesia	Conformant
Tin	CV Dua Sekawan	Indonesia	Conformant
Tin	CV Gita Pesona	Indonesia	Conformant
Tin	CV Tiga Sekawan	Indonesia	Conformant
Tin	CV United Smelting	Indonesia	Conformant
Tin	CV Venus Inti Perkasa	Indonesia	Conformant
Tin	Dowa	Japan	Conformant
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Vietnam	Not Enrolled
Tin	EM Vinto	Bolivia	Conformant
Tin	Estanho de Rondônia S.A.	Brazil	Not Enrolled
Tin	Fenix Metals	Poland	Conformant
Tin	Gejiu Fengming Metallurgy Chemical Plant	China	Conformant

Metal	Name	Facility Location	RMAP Status
Tin	Gejiu Jinye Mineral Company	China	Conformant
Tin	Gejiu Kai Meng Industry and Trade LLC	China	Conformant
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China	Conformant
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	China	Conformant
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	China	Not Enrolled
Tin	Guangdong Hanhe Non-ferrous Metal Limited Company	China	Conformant
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	China	Conformant
Tin	HuiChang Hill Tin Industry Co., Ltd.	China	Conformant
Tin	Huichang Jinshunda Tin Co., Ltd.	China	Conformant
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	China	Conformant
Tin	Jiangxi New Nanshan Technology Ltd.	China	Conformant
Tin	Magnu’s Minerais Metais e Ligas Ltda.	Brazil	Conformant
Tin	Malaysia Smelting Corporation (MSC)	Malaysia	Conformant
Tin	Melt Metais e Ligas S.A.	Brazil	Conformant
Tin	Metallic Resources, Inc.	United States	Conformant
Tin	Metallo Belgium N.V.	Belgium	Conformant
Tin	Metallo Spain S.L.U.	Spain	Conformant
Tin	Mineracao Taboca S.A.	Brazil	Conformant
Tin	Minsur	Peru	Conformant
Tin	Mitsubishi Materials Corporation	Japan	Conformant
Tin	Modeltech Sdn Bhd	Malaysia	Active
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Vietnam	Not Enrolled
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand	Conformant
Tin	O.M. Manufacturing Philippines, Inc.	Philippines	Conformant
Tin	Operaciones Metalurgical S.A.	Bolivia	Conformant
Tin	Pongpipat Company Limited	Myanmar	Not Enrolled
Tin	PT Aries Kencana Sejahtera	Indonesia	Conformant
Tin	PT Artha Cipta Langgeng	Indonesia	Conformant

Metal	Name	Facility Location	RMAP Status
Tin	PT ATD Makmur Mandiri Jaya	Indonesia	Conformant
Tin	PT Babel Inti Perkasa	Indonesia	Conformant
Tin	PT Bangka Prima Tin	Indonesia	Conformant
Tin	PT Bangka Serumpun	Indonesia	Conformant
Tin	PT Bangka Tin Industry	Indonesia	Conformant
Tin	PT Belitung Industri Sejahtera	Indonesia	Conformant
Tin	PT Bukit Timah	Indonesia	Conformant
Tin	PT DS Jaya Abadi	Indonesia	Conformant
Tin	PT Eunindo Usaha Mandiri	Indonesia	Conformant
Tin	PT Inti Stania Prima	Indonesia	Conformant
Tin	PT Karimun Mining	Indonesia	Conformant
Tin	PT Kijang Jaya Mandiri	Indonesia	Conformant
Tin	PT Lautan Harmonis Sejahtera	Indonesia	Conformant
Tin	PT Menara Cipta Mulia	Indonesia	Conformant
Tin	PT Mitra Stania Prima	Indonesia	Conformant
Tin	PT O.M. Indonesia	Indonesia	Conformant
Tin	PT Panca Mega Persada	Indonesia	Conformant
Tin	PT Premium Tin Indonesia	Indonesia	Conformant
Tin	PT Prima Timah Utama	Indonesia	Conformant
Tin	PT Refined Bangka Tin	Indonesia	Conformant
Tin	PT Sariwiguna Binasentosa	Indonesia	Conformant
Tin	PT Stanindo Inti Perkasa	Indonesia	Conformant
Tin	PT Sukses Inti Makmur	Indonesia	Conformant
Tin	PT Sumber Jaya Indah	Indonesia	Conformant
Tin	PT Timah (Persero) Tbk Kundur	Indonesia	Conformant
Tin	PT Timah (Persero) Tbk Mentok	Indonesia	Conformant
Tin	PT Tinindo Inter Nusa	Indonesia	Conformant
Tin	PT Tommy Utama	Indonesia	Conformant
Tin	Resind Industria e Comercio Ltda.	Brazil	Conformant
Tin	Rui Da Hung	Taiwan	Conformant
Tin	Soft Metais Ltda.	Brazil	Conformant
Tin	Super Ligas	Brazil	Not Enrolled
Tin	Thaisarco	Thailand	Conformant
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Vietnam	Not Enrolled

Metal	Name	Facility Location	RMAP Status
Tin	White Solder Metalurgia e Mineração Ltda.	Brazil	Conformant
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	China	Conformant
Tin	Yunnan Tin Company Limited	China	Conformant
Tungsten	A.L.M.T. TUNGSTEN Corp.	Japan	Conformant
Tungsten	ACL Metais Eireli	Brazil	Conformant
Tungsten	Asia Tungsten Products Vietnam Ltd.	Vietnam	Conformant
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	China	Conformant
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China	Conformant
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	China	Conformant
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	China	Active
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China	Conformant
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	China	Conformant
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	China	Conformant
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	China	Not Enrolled
Tungsten	Global Tungsten & Powders Corp.	United States	Conformant
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	China	Conformant
Tungsten	H.C. Starck Smelting GmbH & Co.KG	Germany	Conformant
Tungsten	H.C. Starck Tungsten GmbH	Germany	Conformant
Tungsten	Hunan Chenzhou Mining Co., Ltd.	China	Conformant
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	China	Conformant
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	China	Conformant
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	China	Conformant
Tungsten	Hydrometallurg, JSC	Russian Federation	Conformant
Tungsten	Japan New Metals Co., Ltd.	Japan	Conformant
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	China	Conformant
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	China	Not Enrolled
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	China	Conformant

Metal	Name	Facility Location	RMAP Status
Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	China	Not Enrolled
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	China	Conformant
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	China	Conformant
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	China	Conformant
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	China	Conformant
Tungsten	Kennametal Fallon	United States	Conformant
Tungsten	Kennametal Huntsville	United States	Conformant
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	China	Conformant
Tungsten	Moliren Ltd	Russian Federation	Conformant
Tungsten	Niagara Refining LLC	United States	Conformant
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	Vietnam	Conformant
Tungsten	Philippine Chuangxin Industrial Co., Inc.	Philippines	Conformant
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	China	Conformant
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	Vietnam	Conformant
Tungsten	Unecha Refractory metals plant	Russian Federation	Conformant
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	Vietnam	Conformant
Tungsten	Wolfram Bergbau und Hütten AG	Austria	Conformant
Tungsten	Woltech Korea Co., Ltd.	Korea, Republic Of	Conformant
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China	Conformant
Tungsten	Xiamen Tungsten Co., Ltd.	China	Conformant
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	China	Conformant
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	China	Conformant

Annex II

List of Countries of Origin for Subject Minerals for

Water and Electrical Segments

This list of potential countries of origin is populated based on publicly available information, our RCOI and due diligence. It is important to note that this is also based on company level responses and therefore, it is not certain which of these countries of origin can be linked to our products.

Argentina, Australia, Austria, Benin, Bolivia, Brazil, Burkina Faso, Burundi, Cambodia, Canada, Chile, China, Colombia, Democratic Republic of the Congo, Ecuador, Eritrea, Ethiopia, France, Germany, Ghana, Guatemala, Guinea, Guyana, Honduras, India, Indonesia, Japan, Kazakhstan, Laos, Madagascar, Malaysia, Mali, Mexico, Mongolia, Mozambique, Myanmar, Namibia, Nicaragua, Nigeria, Panama, Peru, Portugal, Russian Federation, Rwanda, Senegal, Sierra Leone, South Africa, Spain, Thailand, Togo, Uganda, United Kingdom, United States of America, Uzbekistan, Vietnam, Zimbabwe

List of Countries of Origin for Subject Minerals for

Valves & Controls Segment

This list of potential countries of origin is populated based on publicly available information, our RCOI and due diligence. It is important to note that this is also based on company level responses and therefore, it is not certain which of these countries of origin can be linked to our products.

Argentina, Australia, Austria, Benin, Bolivia, Brazil, Burkina Faso, Burundi, Cambodia, Canada, Chile, China, Colombia, Democratic Republic of the Congo, Ecuador, Eritrea, Ethiopia, France, Germany, Ghana, Guatemala, Guinea, Guyana, Honduras, India, Indonesia, Japan, Kazakhstan, Laos, Madagascar, Malaysia, Mali, Mexico, Mongolia, Mozambique, Myanmar, Namibia, Nicaragua, Nigeria, Panama, Peru, Portugal, Russian Federation, Rwanda, Senegal, Sierra Leone, South Africa, Spain, Thailand, Togo, Uganda, United Kingdom, United States of America, Uzbekistan, Vietnam, Zimbabwe